Contact: Tim Flottemesch Investor Relations 833-447-2783 investorrelations@constellation.com Linsey Wisniewski Corporate Communications 667-218-7700 linsey.wisniewski@constellation.com FOR IMMEDIATE RELEASE Constellation Announces Expiration and Final Results of Private Exchange Offers and Consent Solicitations BALTIMORE – January 13, 2026 – Constellation Energy Generation, LLC (“Constellation”), a Pennsylvania limited liability company, announced today the expiration and final results of (A) the previously announced private offers to exchange any and all of the outstanding (i) 4.625% Senior Unsecured Notes due 2029 (“Existing Unsecured 2029 Notes”), (ii) 5.000% Senior Unsecured Notes due 2031 (“Existing Unsecured 2031 Notes”) and (iii) 3.750% Senior Secured Notes (“Existing Secured 2031 Notes” and, together with the Existing Unsecured 2029 Notes and the Existing Unsecured 2031 Notes, the “Calpine Notes”) issued by Calpine Corporation, a Delaware corporation (“Calpine”), held by eligible holders for newly issued (a) 4.625% Senior Unsecured Notes due 2029 (“New Unsecured 2029 Notes”), (b) 5.000% Senior Unsecured Notes due 2031 (“New Unsecured February 2031 Notes”) and (c) 3.750% Senior Unsecured Notes due 2031 (“New Unsecured March 2031 Notes,” and, together with the New Unsecured 2029 Notes and New Unsecured February 2031 Notes, the “Constellation Notes”) by Constellation (each, an “Exchange Offer”, and collectively, the “Exchange Offers”) and (B) Constellation’s related solicitation of consents, on behalf of Calpine (the “Consent Solicitations”), to adopt the Proposed Amendments (as defined below). The Exchange Offers and Consent Solicitations were made pursuant to the terms and subject to the conditions set forth in an exchange offers memorandum and consent solicitations statement, dated December 9, 2025 (the “Offering Memorandum”). The Exchange Offers and Consent Solicitations expired at 5:00 P.M., New York City time, on January 12, 2026 (the “Expiration Date”). As of 5:00 P.M., New York City time, on the Expiration Date, (i) $646,822,000 in aggregate principal amount of Existing Unsecured 2029 Notes, representing approximately 99.51% of the aggregate principal amount of Existing Unsecured 2029 Notes outstanding, had been validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked), (ii) $847,698,000 in aggregate principal amount of Existing Unsecured 2031 Notes, representing approximately 99.73% of the aggregate principal amount of Existing Unsecured 2031 Notes outstanding, had been validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked) and (iii) $795,202,000 in aggregate principal amount of Existing Secured 2031 Notes, representing approximately 88.36% of the aggregate principal amount of Existing Secured 2031 Notes outstanding, had been validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked). In addition, as previously announced on December 23, 2025, Constellation received, on behalf of Calpine, the requisite consents to amend the Calpine Notes and the indentures governing the Calpine Notes (the “Calpine Indentures”) to eliminate substantially all of the restrictive covenants and events of default, other than the payment-related and bankruptcy-related events of default (collectively, the “Proposed Amendments”). Consents of the holders of at least 66 2/3% in aggregate principal amount of the Existing 2031 Secured Notes have been received, and therefore the Proposed Amendments will also provide that the Existing Secured 2031 Notes Indenture will be amended to eliminate the security interest granted thereunder and to release the collateral securing the Existing 2031 Secured Notes. As of the Expiration Date, the conditions required for the consummation of the Exchange Offers, as detailed in the Offering Memorandum, had been met or waived, including the consummation of the Company's acquisition of Calpine, which occurred on January 7, 2026. For each $1,000 principal amount of Calpine Notes validly tendered in the Exchange Offers, not validly withdrawn by December 22, 2025 (the “Early Tender Deadline”) and accepted for exchange, the eligible holder of such Calpine Notes will receive Constellation Notes in an equal principal amount as the tendered Calpine Notes and cash consideration (the “Cash Consideration” and, together with such amount of Constellation Notes, the “Total Exchange Consideration”) of approximately (i) $1.00 per $1,000 principal amount of Calpine Notes (with respect to the Existing Unsecured 2029 Notes), (ii) $1.00 per $1,000 principal amount of Calpine Notes (with respect to the Existing Unsecured 2031 Notes) and (iii) $2.83 per $1,000 principal amount of Calpine Notes (with respect to the Existing Secured 2031 Notes). Eligible holders who validly tender their Calpine Notes after the Early Tender Deadline but on or prior to the Expiration Date will receive $970 principal amount of the Constellation Notes per $1,000 principal amount of Calpine Notes validly tendered but no Cash Consideration (the “Exchange Consideration”). The settlement of the Exchange Offers is expected to occur on or around January 15, 2026. The Exchange Offers were made only to holders of Calpine Notes who satisfied the eligibility conditions described under “Disclaimer” below. Eligible holders of Calpine Notes may obtain copies of the Offering Memorandum from D.F. King & Co., Inc., the information agent and exchange agent for the Exchange Offers and Consent Solicitations, at (866) 796-3441 or via e-mail at CEG@dfking.com. Banks and brokers should call (212) 448-4476. Disclaimer This press release is neither an offer to sell nor the solicitation of an offer to buy the Constellation Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful. The Exchange Offers have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction, and, accordingly, the Constellation Notes will be subject to transfer restrictions unless and until the Constellation Notes are registered or exchanged for registered notes. The Constellation Notes will be issued in reliance upon exemptions from, or in transactions not subject to, registration under the Securities Act. The Exchange Offers are being made only to, and the Constellation Notes will be offered for exchange only to, holders of Calpine Notes who are (i) reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, and (ii) outside the United States, persons who are not, and who are not acting for the account or benefit of, “U.S. persons” (as defined in Rule 902 under the Securities Act) in compliance with Regulation S under the Securities Act. The Constellation Notes will not be offered or sold in the United States or to U.S. persons (as defined in Rule 902 under the Securities Act) unless the transaction is registered under the Securities Act, an exemption from the registration requirements of the Securities Act is available or the transaction is not subject to registration under the Securities Act. The Exchange Offers and Consent Solicitations are being made only pursuant to the Offering Memorandum. The Offering Memorandum and other documents relating to the Exchange Offers and Consent Solicitations will be distributed only to holders of Calpine Notes who confirm that they are within the categories of eligible participants in the Exchange Offers. None of Constellation, the dealer managers and solicitation agents, the exchange agent, the information agent, the trustees for the Constellation Notes or the Calpine Notes, their respective affiliates, or any other person is making any recommendation as to whether holders should tender their Calpine Notes in the Exchange Offer or consent to the Proposed Amendments in the Consent Solicitation. This press release, the Offering Memorandum and any other offering material relating to the Exchange Offers are not being made, and have not been approved, by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000. Accordingly, this press release, the Offering Memorandum and any other offering material relating to the Exchange Offers are only being distributed to and are only directed at: (i) persons who are outside the United Kingdom, (ii) persons in the United Kingdom who have professional experience in matters relating to investments who fall within the definition of investment professionals as defined within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”) or (iii) high net worth entities and other persons who fall within Article 49(2)(a) to (d) of the Order (all such persons together being referred to for purposes of this paragraph as “relevant persons”). The Constellation Notes will only be available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents and may not participate in the Exchange Offers. The complete terms and conditions of the Exchange Offers and Consent Solicitations are set forth in the Offering Memorandum. The Exchange Offers are not being made to holders of Calpine Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. Neither the Securities and Exchange Commission nor any other regulatory body has registered, recommended or approved of the Constellation Notes or passed upon the accuracy or adequacy of the Offering Memorandum. About Constellation Constellation Energy Corporation (Nasdaq: CEG), a Fortune 200 company headquartered in Baltimore, is the largest private-sector power producer in the world and the nation’s largest producer of clean and reliable energy. With 55 gigawatts of capacity from nuclear, natural gas, geothermal, hydro, wind and solar facilities, our fleet has the generating capacity to power the equivalent of 27 million homes, providing about 10% of the nation’s clean energy and delivering the around-the-clock reliability needed to power America’s growing economy. We are also the largest nuclear energy company in the U.S. and a leading competitive retail supplier, serving more than 2.5 million homes, businesses and public sector customers nationwide, including three-fourths of the Fortune 100. We are committed to investing in innovation and new technologies to drive the transition to a reliable, sustainable and secure energy future. Cautionary Statements Regarding Forward-Looking Information This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the combined company following Constellation Energy Corporation’s acquisition of Calpine Corporation and the combined company’s operations, strategies, plans, synergies, opportunities and anticipated future performance and capital structure. Information adjusted for the acquisition of Calpine Corporation should not be considered a forecast of future results. Although

Constellation believes these forward-looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. Actual outcomes and results may differ materially from the results stated or implied in the forward-looking statements included in this press release due to a number of factors, including, but not limited to the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, and the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the acquisition of Calpine Corporation or it may take longer than expected to achieve those synergies or benefits. Other unpredictable or unknown factors not discussed in this press release could also have material adverse effects on forward-looking statements. The factors that could cause actual results to differ materially from the forward-looking statements made by Constellation Energy Corporation and Constellation Energy Generation, LLC, (the “Registrants”) include those factors discussed herein, as well as the items discussed in (1) the Registrants’ 2024 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18 — Commitments and Contingencies; (2) the Registrants’ Third Quarter 2025 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 14 — Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. Neither Registrant undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.